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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 5, 2004
                                                          ---------------


                                  LIN TV CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-31331                  05-0501252
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)


Four Richmond Square, Suite 200, Providence, Rhode Island           02906
---------------------------------------------------------         ----------
         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (401) 454-2880
                                                           --------------



    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.02 Results of Operations and Financial Condition


     On October 5, 2004, LIN TV Corp. issued a press release providing updated financial guidance information for its quarter ended September 30, 2004. A copy of this press release has been furnished with this Current Report on Form 8-K as
Exhibit 99.1.

     The information in this Form 8-K (including Exhibit 99.1) is considered "filed" under the Securities Exchange Act of 1934 ("the Exchange Act") and is incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits.

              See Exhibit Index attached hereto.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LIN TV Corp.



Date: October 6, 2004                   By:
                                            ------------------------------------
                                            Name: William A. Cunningham
                                            Title: Vice President and Controller








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                                  EXHIBIT INDEX



Exhibit Number         Description
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   99.1                Press Release dated October 5, 2004